EQ ADVISORS TRUSTSM

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

SUPPLEMENT DATED AUGUST 5, 2011 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2011, AS SUPPLEMENTED

This Supplement updates information contained in the Summary Prospectus dated May 1, 2011, as supplemented of the EQ/Templeton Global Equity Portfolio of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at
www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the EQ/Templeton Global Equity Portfolio (“Portfolio”).

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As of the date of this supplement, the legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2011, as supplemented May 1, 2011, June 14, 2011, July 1, 2011, July 28, 2011, August 1, 2011 and August 5, 2011 and Statement of Additional Information (“SAI”), dated May 1, 2011, as supplemented May 1, 2011, June 14, 2011, July 1, 2011 and August 1, 2011 and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2010, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at
www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Information under the caption “EQ/Templeton Global Equity Portfolio – Investment Risks and Performance – Principal Risks” is revised to include the following additional risk:

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.